Exhibit 99.2

HRPT PROPERTIES TRUST

Second Quarter 2006

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the
December 31, 2005 Consolidated Balance Sheet.

WARNING REGARDING FORWARD LOOKING STATEMENTS

CERTAIN STATEMENTS AND IMPLICATIONS CONTAINED IN THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT FOR THE QUARTER AND SIX MONTHS ENDED JUNE 30, 2006 ARE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT BELIEFS AND EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  SUCH FACTORS INCLUDE, WITHOUT LIMITATION, CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS, COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE, AND CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION.  FOR EXAMPLE, SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES; RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE; OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS; AND WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES.  THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH, SUCH AS CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS OR NEEDS FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.  OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY UNDER "ITEM 1A. RISK FACTORS" IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005.  YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.  EXCEPT AS MAY BE REQUIRED BY LAW, WE DO NOT INTEND TO IMPLY THAT WE WILL UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRPT, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in central business district, or CBD, and suburban areas of major metropolitan markets.  At June 30, 2006, we also owned approximately 18 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have large concentrations of properties leased to the U.S. Government and medical related tenants.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index and the S&P REIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as government agencies, tenants in medical related industries and our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant commercial office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in joint venture or off balance sheet entities.  We generally do not undertake speculative development, but we will sometimes do a build to suit project.

Management:

HRPT is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of June 30, 2006, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including approximately 1,000 properties with approximately 90 million square feet located in 42 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has over 450 employees in its headquarters and regional offices located throughout the country.  In addition to managing HRPT, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels, Senior Housing Properties Trust, a publicly traded REIT that owns senior living properties, and five mutual funds which invest in unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total market capitalization of approximately $12.0 billion as of June 30, 2006.  We believe that being managed by RMR is a competitive advantage for HRPT because RMR provides HRPT with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to HRPT at costs that are lower than HRPT would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street
Newton, MA 02458
(t) (617) 332-3990
(f) (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP
Preferred Stock Series B — HRP-B
Preferred Stock Series C — HRP-C

Senior Unsecured Debt Ratings:

Moody’s — Baa2
Standard & Poor’s — BBB

Portfolio Data (as of 6/30/06) (1):

Total properties	487
Total sq. ft. (000s)	58,029
Percent leased	93.6%

Portfolio Concentration by Sq. Ft. (as of 6/30/06) (1):
	Office	Industrial	Total
CBD	19.5%	0.3%	19.8%
Suburban	38.9%	41.3%	80.2%
Total	58.4%	41.6%	100.0%

Portfolio Concentration by NOI (Q2 2006) (1) (2):
	Office	Industrial	Total
CBD	33.4%	0.2%	33.6%
Suburban	49.6%	16.8%	66.4%
Total	83.0%	17.0%	100.0%

Portfolio Concentration by Major Market (1):
	6/30/06	Q2 2006
	Sq. Ft.	NOI (2)
Metro Philadelphia, PA	9.4%	14.1%
Metro Washington, DC	4.6%	10.1%
Oahu, HI	30.9%	10.2%
Metro Boston, MA	4.7%	8.2%
Southern California	2.5%	6.7%
Metro Atlanta, GA	3.7%	4.3%
Metro Austin, TX	4.8%	4.5%
Other Markets	39.4%	41.9%
Total	100.0%	100.0%

(1)             Excludes properties classified in discontinued operations.

(2)  We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

William A. Lamkin
Independent Trustee

Senior Management

John A. Mannix	David M. Lepore
President and Chief Operating Officer	Senior Vice President

John C. Popeo	Jennifer B. Clark
Treasurer, Chief Financial Officer and Secretary	Senior Vice President

Contact Information

Investor Relations	Inquiries
HRPT Properties Trust	Financial inquiries should be directed to John C. Popeo,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 332-3990
Newton, MA 02458	or jpopeo@reitmr.com.
(t) (617) 332-3990
(f) (617) 332-2261	Investor and media inquiries should be directed to
(email) info@hrpreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.hrpreit.com	(617) 796-8149 or tbonang@reitmr.com.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

RESEARCH COVERAGE

Equity Research Coverage

A.G. Edwards & Sons	RBC Capital Markets
Scott Sedlak	Sri Nagaragan
(314) 955-2883	(212) 428-2360

Cantor Fitzgerald	Smith Barney Citigroup
Philip Martin	Steve Benyik
(312) 469-7485	(212) 816-6445

Ferris, Baker Watts	Stifel, Nicolaus
Charles Place	John Guinee
(410) 659-4657	(410) 454-5520

Merrill Lynch	Wachovia Securities
Christopher Pike	Stephen Swett
(212) 449-1153	(212) 214-5050

Raymond James
Paul Puryear
(727) 573-3800

Debt Research Coverage

Banc of America Securities	Credit Suisse First Boston
Chris Brown	Matthew Lynch
(704) 386-2524	(212) 325-6456

Bear Stearns & Company	Merrill Lynch
Susan Berliner	John Forrey
(212) 272-3824	(212) 449-1812

Citigroup	Wachovia Securities
Thomas Cook	Dan Sullivan
(212) 723-1112	(703) 383-6441

Rating Agencies

Moody’s Investor Service	Standard and Poor’s
Lori Halpern	Linda Phelps
(212) 553-1098	(212) 438-3059

HRPT is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRPT or its management.  HRPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Shares Outstanding:
Common shares outstanding (at end of period)	209,986	209,861	209,861	209,861	199,821
Preferred shares outstanding (at end of period)	18,000	18,000	20,000	20,000	20,000
Weighted average common shares and units outstanding - basic and diluted (1)	209,968	209,861	209,861	201,459	199,819

Common Share Data:
Price at end of period	$11.56	$11.74	$10.35	$12.41	$12.43
High during period	$11.80	$12.09	$12.51	$13.25	$12.60
Low during period	$10.50	$10.30	$10.18	$11.75	$11.35
Annualized dividends paid per share	$0.84	$0.84	$0.84	$0.84	$0.84
Annualized dividend yield (at end of period)	7.3%	7.2%	8.1%	6.8%	6.8%

Market Capitalization:
Total debt (book value)	$2,611,077	$2,513,246	$2,520,156	$2,333,543	$2,310,524
Plus: market value of preferred shares (at end of period)	458,220	467,940	514,240	523,880	533,600
Plus: market value of common shares (at end of period)	2,427,438	2,463,768	2,172,061	2,604,375	2,483,775
Total market capitalization	$5,496,735	$5,444,954	$5,206,457	$5,461,798	$5,327,899
Total debt / total market capitalization	47.5%	46.2%	48.4%	42.7%	43.4%

Book Capitalization:
Total debt	$2,611,077	$2,513,246	$2,520,156	$2,333,543	$2,310,524
Plus: total stockholders' equity	2,663,253	2,683,827	2,645,486	2,657,350	2,547,047
Total book capitalization	$5,274,330	$5,197,073	$5,165,642	$4,990,893	$4,857,571
Total debt / total book capitalization	49.5%	48.4%	48.8%	46.8%	47.6%

Selected Balance Sheet Data:
Total assets	$5,441,519	$5,355,189	$5,327,167	$5,154,048	$5,012,423
Total liabilities	$2,778,266	$2,671,362	$2,681,681	$2,496,698	$2,465,376
Gross book value of real estate assets (2)	$5,756,687	$5,615,904	$5,398,394	$5,210,972	$5,052,720
Equity investments in former subsidiaries (book value)	$—	$—	$194,297	$205,498	$207,655
Total debt / gross book value of real estate plus equity investments in former subsidiaries (2)	45.4%	44.8%	45.1%	43.1%	43.9%

Selected Income Statement Data (3):
Rental income	$197,957	$189,559	$186,066	$183,372	$174,289
EBITDA (4)	$113,769	$119,562	$114,683	$115,921	$112,613
Property net operating income (NOI) (5)	$121,998	$117,756	$112,328	$114,005	$110,369
NOI margin (6)	61.6%	62.1%	60.4%	62.2%	63.3%
Net income	$31,514	$149,835	$43,706	$38,297	$50,746
Preferred distributions	$(9,234)	$(11,508)	$(11,500)	$(11,500)	$(11,500)
Excess redemption price paid over carrying value of preferred shares	$—	$(6,914)	$—	$—	$—
Net income available for common shareholders	$22,280	$131,413	$32,206	$26,797	$39,246
Funds from operations (FFO) (7)	$71,915	$76,248	$74,055	$76,438	$76,338
FFO available for common shareholders (7)	$62,681	$64,740	$62,555	$64,938	$64,838
Common distributions paid	$44,095	$44,071	$44,070	$41,963	$41,961

Per Share Data:
Net income available for common shareholders	$0.11	$0.63	$0.15	$0.13	$0.20
FFO available for common shareholders (7)	$0.30	$0.31	$0.30	$0.32	$0.32
Common distributions paid	$0.21	$0.21	$0.21	$0.21	$0.21
FFO payout ratio	70.0%	67.7%	70.0%	65.6%	65.6%

Coverage Ratios:
EBITDA (4) / interest expense	2.7x	2.9x	3.0x	3.3x	3.2x
EBITDA (4) / interest expense and preferred distributions	2.2x	2.3x	2.3x	2.5x	2.4x

(1)             HRPT has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)             Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment write-downs, if any.

(3)             Results as of and for the three months ended 3/31/2006 and 6/30/06 exclude properties classified in discontinued operations, if any; prior periods reflect amounts previously reported and excludes retroactive adjustments for properties reclassified to discontinued operations in the current period.

(4)             See page 13 for calculation of EBITDA.

(5)             Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)             NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(7)             See page 15 for calculation of FFO and FFO available for common shareholders.

 HRPT Properties Trust

 Supplemental Operating and Financial Data

 June 30, 2006

 CONSOLIDATED BALANCE SHEETS

 (amounts in thousands, except share data)

	As of June 30, 2006	As of December 31, 2005
		(audited)
ASSETS
Real estate properties:
Land	$1,112,110	$1,080,563
Buildings and improvements	4,447,106	4,144,011
	5,559,216	5,224,574
Accumulated depreciation	(607,832)	(548,460)
	4,951,384	4,676,114
Properties held for sale	10,709	10,779
Acquired real estate leases	173,510	161,787
Equity investments in former subsidiaries	—	194,297
Cash and cash equivalents	35,099	19,445
Restricted cash	15,931	18,348
Rents receivable, net of allowance for doubtful accounts of $3,862 and $3,767, respectively	159,320	145,385
Other assets, net	95,566	101,012
Total assets	$5,441,519	$5,327,167

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$280,000	$256,000
Senior unsecured debt, net	1,940,582	1,889,991
Mortgage notes payable, net	390,495	374,165
Accounts payable and accrued expenses	79,729	80,125
Acquired real estate lease obligations	44,300	38,987
Rent collected in advance	20,534	17,858
Security deposits	15,081	13,679
Due to affiliates	7,545	10,876
Total liabilities	2,778,266	2,681,681

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series A preferred shares; 9 7/8% cumulative redeemable at par on February 22, 2006; zero and 8,000,000 shares issued and outstanding, respectively, aggregate liquidation preference $200,000	—	193,086
Series B preferred shares; 8 3/4% cumulative redeemable at par on September 12, 2007; 12,000,000 shares issued and outstanding, aggregate liquidation preference $300,000	289,849	289,849
Series C preferred shares; 7 1/8% cumulative redeemable at par on February 15, 2011; 6,000,000 and zero shares issued and outstanding, respectively, aggregate liquidation preference $150,000	145,015	—
Common shares of beneficial interest, $0.01 par value:
250,000,000 shares authorized; 209,985,540 and 209,860,625 shares issued and outstanding, respectively	2,100	2,099
Additional paid in capital	2,773,664	2,779,159
Cumulative net income	1,634,123	1,452,774
Cumulative common distributions	(1,982,984)	(1,894,818)
Cumulative preferred distributions	(198,514)	(176,663)
Total shareholders’ equity	2,663,253	2,645,486
Total liabilities and shareholders’ equity	$5,441,519	$5,327,167

HRPT Properties Trust
 Supplemental Operating and Financial Data
 June 30, 2006

 CONSOLIDATED STATEMENTS OF INCOME

 (amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2006	6/30/2005	6/30/2006	6/30/2005
Rental income(1)	$197,957	$173,814	$387,516	$340,368

Expenses:
Operating expenses	75,959	63,735	147,762	126,842
Depreciation and amortization	40,379	33,416	78,045	65,927
General and administrative	8,540	7,453	16,413	14,328
Total expenses	124,878	104,604	242,220	207,097

Operating income	73,079	69,210	145,296	133,271

Interest income	310	701	1,545	881
Interest expense (including amortization of note discounts and premiums and deferred financing fees of $1,105, $668, $2,243 and $1,333, respectively)	(41,854)	(34,732)	(83,148)	(70,339)
Loss on early extinguishment of debt	—	—	(1,659)	—
Equity in earnings of equity investments(2)	—	3,052	3,136	6,446
Gain on sale of equity investments(2)	—	—	116,287	—
Gain on issuance of shares by equity investees(2)	—	4,708	—	4,708
Income from continuing operations	31,535	42,939	181,457	74,967
(Loss) income from discontinued operations	(21)	215	(108)	422
Gain on sale of properties	—	7,592	—	7,592
Net income	31,514	50,746	181,349	82,981
Preferred distributions	(9,234)	(11,500)	(20,742)	(23,000)
Excess redemption price paid over carrying value of preferred shares(3)	—	—	(6,914)	—
Net income available for common shareholders	$22,280	$39,246	$153,693	$59,981

Weighted average common shares outstanding	209,968	199,819	209,915	189,873

Basic and diluted earnings per common share:
Income from continuing operations	$0.11	$0.16	$0.73	$0.27
(Loss) income from discontinued operations	$—	$—	$—	$—
Net income available for common shareholders	$0.11	$0.20	$0.73	$0.32

Additional Data:
General and administrative expenses / rental income	4.31%	4.29%	4.24%	4.21%
General and administrative expenses / total assets (at end of period)	0.16%	0.15%	0.30%	0.29%

Non cash straight line rent adjustments (FAS 13)(1)	$5,230	$5,713	$10,057	$12,250
Lease value amortization (FAS 141)(1)	$(2,293)	$(1,800)	$(5,482)	$(3,467)
Lease termination fees included in rental income	$251	$285	$500	$435
Capitalized interest expense	$—	$—	$—	$—

(1)             We report rental income on a straight line basis over the terms of the respective leases; rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)             We account for our former common share investments in Senior Housing Properties Trust, or Senior Housing, and Hospitality Properties Trust, or Hospitality Properties, using the equity method of accounting.  In March 2006, we sold all of our Senior Housing common shares for gains of $39,066, and all of our Hospitality Properties shares for gains of $77,221.

(3)             In March 2006, we redeemed all our 8 million series A preferred shares for their liquidation preference of $25/share plus accrued and unpaid distributions through the date of the redemption.

HRPT Properties Trust
Supplemental Operating and Financial Data
 June 30, 2006

 CONSOLIDATED STATEMENTS OF CASH FLOWS

 (amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2006	6/30/2005	6/30/2006	6/30/2005
Cash flows from operating activities:
Net income	$31,514	$50,746	$181,349	$82,981
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	32,594	27,692	63,297	54,878
Amortization of note discounts and premiums and deferred financing fees	1,105	668	2,243	1,333
Amortization of acquired real estate leases	7,293	5,458	14,968	10,655
Other amortization	2,809	2,239	5,371	4,244
Loss on early extinguishment of debt	—	—	1,659	—
Equity in earnings of equity investments	—	(3,052)	(3,136)	(6,446)
Gain on sale of equity investments	—	—	(116,287)	—
Gain on issuance of shares by equity investees	—	(4,708)	—	(4,708)
Distributions of earnings from equity investments	—	3,052	3,136	6,446
Gain on sale of properties	—	(7,592)	—	(7,592)
Change in assets and liabilities:
(Increase) decrease in restricted cash	(2,615)	(2,444)	2,417	(25)
Decrease (increase) in rents receivable and other assets	5,598	339	(13,949)	(29,121)
Increase (decrease) in accounts payable and accrued expenses	12,651	29,651	(396)	5,429
(Decrease) increase in rent collected in advance	(2,580)	2,163	2,676	2,840
Increase in security deposits	504	828	1,402	941
(Decrease) increase in due to affiliates	(2,091)	4,888	(3,331)	(4,964)
Cash provided by operating activities	86,782	109,928	141,419	116,891

Cash flows from investing activities:
Real estate acquisitions and improvements	(117,765)	(235,848)	(339,290)	(253,025)
Distributions in excess of earnings from equity investments	—	2,600	2,251	4,857
Proceeds from sale of properties	—	20,078	—	20,078
Proceeds from sale of equity investments	—	—	308,333	—
Cash used for investing activities	(117,765)	(213,170)	(28,706)	(228,090)

Cash flows from financing activities:
Proceeds from issuance of preferred shares, net	—	—	145,015	—
Redemption of preferred shares	—	—	(200,000)	—
Proceeds from issuance of common shares, net	—	—	—	259,017
Proceeds from borrowings	113,000	200,000	964,000	380,000
Payments on borrowings	(28,494)	(46,711)	(894,210)	(423,847)
Deferred financing fees	(503)	—	(1,847)	(4,813)
Distributions to common shareholders	(44,095)	(41,961)	(88,166)	(79,198)
Distributions to preferred shareholders	(9,413)	(11,500)	(21,851)	(23,000)
Cash provided by (used for) financing activities	30,495	99,828	(97,059)	108,159

(Decrease) increase in cash and cash equivalents	(488)	(3,414)	15,654	(3,040)
Cash and cash equivalents at beginning of period	35,587	22,335	19,445	21,961
Cash and cash equivalents at end of period	$35,099	$18,921	$35,099	$18,921

Supplemental cash flow information:
Interest paid	$30,988	$21,274	$79,188	$72,071

Non-cash investing activities:
Real estate acquisitions	$(13,053)	$—	$(20,585)	$—

Non-cash financing activities:
Issuance of common shares	$1,420	$53	$1,420	$53
Assumption of mortgage notes payable	13,053	—	20,585	—

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

CALCULATION OF EBITDA

(dollars in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2006	6/30/2005	6/30/2006	6/30/2005

Net income	$31,514	$50,746	$181,349	$82,981
Plus: interest expense	41,854	34,732	83,148	70,339
Plus: income taxes	—	—	—	—
Plus: depreciation and amortization	40,401	33,589	78,152	66,310
Plus: loss on early extinguishment of debt	—	—	1,659	—
Less: gain on sale of properties	—	(7,592)	—	(7,592)
Less: gain on sale of equity investments	—	—	(116,287)	—
Less: gain on issuance of shares by equity investees	—	(4,708)	—	(4,708)
Less: equity in earnings of equity investments	—	(3,052)	(3,136)	(6,446)
Plus: EBITDA from equity investments	—	8,898	8,446	17,668
EBITDA	$113,769	$112,613	$233,331	$218,552

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on equity transactions of equity investments and gains on sales of properties, plus loss on early extinguishment of debt, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(dollars in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2006	6/30/2005	6/30/2006	6/30/2005

Calculation of NOI (1):
Rental income	$197,957	$173,814	$387,516	$340,368
Operating expenses	(75,959)	(63,735)	(147,762)	(126,842)
Property net operating income (NOI)	$121,998	$110,079	$239,754	$213,526

Reconciliation of NOI to Net Income Available for Common Shareholders:
Property net operating income	$121,998	$110,079	$239,754	$213,526
Depreciation and amortization	(40,379)	(33,416)	(78,045)	(65,927)
General and administrative	(8,540)	(7,453)	(16,413)	(14,328)
Operating income	73,079	69,210	145,296	133,271

Interest income	310	701	1,545	881
Interest expense	(41,854)	(34,732)	(83,148)	(70,339)
Loss on early extinguishment of debt	—	—	(1,659)	—
Equity in earnings of equity investments	—	3,052	3,136	6,446
Gain on sale of equity investments	—	—	116,287	—
Gain on issuance of shares by equity investees	—	4,708	—	4,708
Income from continuing operations	31,535	42,939	181,457	74,967

(Loss) income from discontinued operations	(21)	215	(108)	422
Gain on sale of properties	—	7,592	—	7,592
Net income	31,514	50,746	181,349	82,981

Preferred distributions	(9,234)	(11,500)	(20,742)	(23,000)
Excess redemption price paid over carrying value of preferred shares	—	—	(6,914)	—
Net income available for common shareholders	$22,280	$39,246	$153,693	$59,981

(1)             Excludes properties classified in discontinued operations.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income available for common shareholders because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual, regional and company-wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to a property’s results of operations.  NOI does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2006	6/30/2005	6/30/2006	6/30/2005

Net income	$31,514	$50,746	$181,349	$82,981
Plus: depreciation and amortization	40,401	33,589	78,152	66,310
Loss on early extinguishment of debt:
Add: amount included in expenses	—	—	1,659	—
Less: portion settled in cash	—	—	—	—
Less: gain on sale of properties	—	(7,592)	—	(7,592)
Less: gain on sale of equity investments	—	—	(116,287)	—
Less: gain on issuance of shares by equity investees	—	(4,708)	—	(4,708)
Less: equity in earnings of equity investments	—	(3,052)	(3,136)	(6,446)
Plus: FFO from equity investments	—	7,355	6,426	14,036
FFO	71,915	76,338	148,163	144,581
Less: preferred distributions	(9,234)	(11,500)	(20,742)	(23,000)
FFO available for common shareholders	$62,681	$64,838	$127,421	$121,581

Weighted average shares outstanding	209,968	199,819	209,915	189,873

FFO available for common shareholders per share	$0.30	$0.32	$0.61	$0.64

We compute FFO and FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we add loss on early extinguishment of debt unless settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate a comparison of current operating performance among REITs.  FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (1)
	6/30/2006	6/30/2005	6/30/2006	6/30/2005

Number of Properties:
Office	348	275	348	275
Industrial	139	135	139	135
Total	487	410	487	410

CBD	50	50	50	50
Suburban	437	360	437	360
Total	487	410	487	410

Square Feet (2):
Office	33,902	28,922	33,902	28,922
Industrial	24,127	23,768	24,127	23,768
Total	58,029	52,690	58,029	52,690

CBD	11,486	11,487	11,486	11,487
Suburban	46,543	41,203	46,543	41,203
Total	58,029	52,690	58,029	52,690

Percent Leased (3):
Office	91.5%	92.2%	91.5%	92.2%
Industrial	96.5%	96.3%	96.5%	96.3%
Total	93.6%	94.1%	93.6%	94.1%

CBD	92.4%	94.0%	92.4%	94.0%
Suburban	93.9%	94.1%	93.9%	94.1%
Total	93.6%	94.1%	93.6%	94.1%

Rental Income (4):
Office	$168,972	$148,716	$331,688	$290,719
Industrial	28,985	25,098	55,828	49,649
Total	$197,957	$173,814	$387,516	$340,368

CBD	$71,756	$69,844	$143,136	$136,045
Suburban	126,201	103,970	244,380	204,323
Total	$197,957	$173,814	$387,516	$340,368

Property Net Operating Income (NOI) (5):
Office	$100,917	$92,036	$199,091	$178,815
Industrial	21,081	18,043	40,663	34,711
Total	$121,998	$110,079	$239,754	$213,526

CBD	$40,477	$40,561	$80,506	$78,526
Suburban	81,521	69,518	159,248	135,000
Total	$121,998	$110,079	$239,754	$213,526

NOI Margin (6):
Office	59.7%	61.9%	60.0%	61.5%
Industrial	72.7%	71.9%	72.8%	69.9%
Total	61.6%	63.3%	61.9%	62.7%

CBD	56.4%	58.1%	56.2%	57.7%
Suburban	64.6%	66.9%	65.2%	66.1%
Total	61.6%	63.3%	61.9%	62.7%

(1)             Excludes properties classified in discontinued operations.

(2)             Prior periods exclude space remeasurements made during the current period.

(3)             Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)             Includes some triple net lease rental income.

(5)             Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)             NOI margin is defined as NOI as a percentage of rental income.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET
(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (1)
	6/30/2006	6/30/2005	6/30/2006	6/30/2005
Number of Properties:
Metro Philadelphia, PA	21	21	21	21
Metro Washington, DC	20	20	20	20
Oahu, HI	56	53	56	53
Metro Boston, MA	36	36	36	36
Southern California	24	24	24	24
Metro Atlanta, GA	41	32	41	32
Metro Austin, TX	26	26	26	26
Other markets	263	198	263	198
Total	487	410	487	410

Square Feet (2):
Metro Philadelphia, PA	5,448	5,453	5,448	5,453
Metro Washington, DC	2,645	2,645	2,645	2,645
Oahu, HI	17,929	17,879	17,929	17,879
Metro Boston, MA	2,737	2,738	2,737	2,738
Southern California	1,444	1,444	1,444	1,444
Metro Atlanta, GA	2,127	1,777	2,127	1,777
Metro Austin, TX	2,807	2,805	2,807	2,805
Other markets	22,892	17,949	22,892	17,949
Total	58,029	52,690	58,029	52,690

Percent Leased (3):
Metro Philadelphia, PA	90.8%	93.3%	90.8%	93.3%
Metro Washington, DC	96.6%	95.1%	96.6%	95.1%
Oahu, HI	97.3%	97.4%	97.3%	97.4%
Metro Boston, MA	96.8%	96.8%	96.8%	96.8%
Southern California	97.9%	97.5%	97.9%	97.5%
Metro Atlanta, GA	87.8%	91.6%	87.8%	91.6%
Metro Austin, TX	92.4%	85.3%	92.4%	85.3%
Other markets	91.0%	91.8%	91.0%	91.8%
Total	93.6%	94.1%	93.6%	94.1%

Rental Income (4):
Metro Philadelphia, PA	$31,632	$35,772	$63,493	$66,729
Metro Washington, DC	19,495	19,131	39,210	37,720
Oahu, HI	15,119	11,340	29,211	22,262
Metro Boston, MA	14,996	14,015	30,028	28,064
Southern California	11,879	11,546	23,804	23,068
Metro Atlanta, GA	8,807	8,072	17,643	16,025
Metro Austin, TX	10,862	9,749	20,953	19,472
Other markets	85,167	64,189	163,174	127,028
Total	$197,957	$173,814	$387,516	$340,368

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$17,216	$20,625	$34,072	$36,867
Metro Washington, DC	12,266	12,308	24,735	24,648
Oahu, HI	12,386	9,164	23,758	17,863
Metro Boston, MA	10,032	9,720	20,004	19,194
Southern California	8,173	7,603	16,562	15,463
Metro Atlanta, GA	5,275	5,148	10,830	10,318
Metro Austin, TX	5,469	4,544	10,610	9,302
Other markets	51,181	40,967	99,183	79,871
Total	$121,998	$110,079	$239,754	$213,526

NOI Margin (6):
Metro Philadelphia, PA	54.4%	57.7%	53.7%	55.2%
Metro Washington, DC	62.9%	64.3%	63.1%	65.3%
Oahu, HI	81.9%	80.8%	81.3%	80.2%
Metro Boston, MA	66.9%	69.4%	66.6%	68.4%
Southern California	68.8%	65.8%	69.6%	67.0%
Metro Atlanta, GA	59.9%	63.8%	61.4%	64.4%
Metro Austin, TX	50.3%	46.6%	50.6%	47.8%
Other markets	60.1%	63.8%	60.8%	62.9%
Total	61.6%	63.3%	61.9%	62.7%

(1)             Excludes properties classified in discontinued operations.

(2)             Prior periods exclude space remeasurements made during the current period.

(3)             Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)             Includes some triple net lease rental income.

(5)             Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)             NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE
(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (2)
	6/30/2006	6/30/2005	6/30/2006	6/30/2005
Office:
Properties	273	273	273	273
Total sq. ft.	28,228	28,228	28,228	28,228
Percent leased (3)	91.9%	92.1%	91.9%	92.1%
Rental income (4)	$145,948	$146,827	$292,908	$288,830
Property net operating income (NOI) (5)	$86,989	$90,856	$175,492	$177,635
NOI % growth	-4.3%		-1.2%

Industrial:
Properties	94	94	94	94
Total sq. ft.	15,517	15,517	15,517	15,517
Percent leased (3)	97.2%	97.4%	97.2%	97.4%
Rental income (4)	$25,798	$24,730	$49,938	$49,281
Property net operating income (NOI) (5)	$18,404	$17,725	$35,753	$34,394
NOI % growth	3.8%		4.0%

CBD:
Properties	49	49	49	49
Total sq. ft.	10,856	10,856	10,856	10,856
Percent leased (3)	92.2%	93.9%	92.2%	93.9%
Rental income (4)	$68,540	$68,001	$136,734	$134,202
Property net operating income (NOI) (5)	$38,622	$39,412	$76,717	$77,377
NOI % growth	-2.0%		-0.9%

Suburban:
Properties	318	318	318	318
Total sq. ft.	32,889	32,889	32,889	32,889
Percent leased (3)	94.3%	94.0%	94.3%	94.0%
Rental income (4)	$103,206	$103,556	$206,112	$203,909
Property net operating income (NOI) (5)	$66,771	$69,169	$134,528	$134,652
NOI % growth	-3.5%		-0.1%

Total:
Properties	367	367	367	367
Total sq. ft.	43,745	43,745	43,745	43,745
Percent leased (3)	93.8%	94.0%	93.8%	94.0%
Rental income (4)	$171,746	$171,557	$342,846	$338,111
Property net operating income (NOI) (5)	$105,393	$108,581	$211,245	$212,029
NOI % growth	-2.9%		-0.4%

(1)             Based on properties owned continuously since 4/1/2005 and excludes properties classified in discontinued operations.

(2)             Based on properties owned continuously since 1/1/2005 and excludes properties classified in discontinued operations.

(3)             Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)             Includes some triple net lease rental income.

(5)             Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET
(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (2)
	6/30/2006	6/30/2005	6/30/2006	6/30/2005
Metro Philadelphia, PA:
Properties	21	21	21	21
Total sq. ft.	5,448	5,448	5,448	5,448
Percent leased (3)	90.8%	93.3%	90.8%	93.3%
Rental income (4)	$31,632	$35,772	$63,493	$66,729
Property net operating income (NOI) (5)	$17,216	$20,625	$34,072	$36,867
NOI % growth	-16.5%		-7.6%

Metro Washington, D.C.:
Properties	20	20	20	20
Total sq. ft.	2,645	2,645	2,645	2,645
Percent leased (3)	96.6%	95.1%	96.6%	95.1%
Rental income (4)	$19,495	$19,131	$39,210	$37,720
Property net operating income (NOI) (5)	$12,266	$12,308	$24,735	$24,648
NOI % growth	-0.3%		0.4%

Oahu, HI:
Properties	12	12	12	12
Total sq. ft.	9,627	9,627	9,627	9,627
Percent leased (3)	99.4%	99.4%	99.4%	99.4%
Rental income (4)	$12,238	$10,973	$23,627	$21,894
Property net operating income (NOI) (5)	$9,974	$8,846	$19,112	$17,546
NOI % growth	12.8%		8.9%

Metro Boston, MA:
Properties	36	36	36	36
Total sq. ft.	2,737	2,737	2,737	2,737
Percent leased (3)	96.8%	96.8%	96.8%	96.8%
Rental income (4)	$14,996	$14,015	$30,028	$28,064
Property net operating income (NOI) (5)	$10,032	$9,720	$20,004	$19,194
NOI % growth	3.2%		4.2%

Southern California:
Properties	24	24	24	24
Total sq. ft.	1,444	1,444	1,444	1,444
Percent leased (3)	97.9%	97.5%	97.9%	97.5%
Rental income (4)	$11,879	$11,546	$23,804	$23,068
Property net operating income (NOI) (5)	$8,173	$7,603	$16,562	$15,463
NOI % growth	7.5%		7.1%

Metro Atlanta, GA:
Properties	32	32	32	32
Total sq. ft.	1,787	1,787	1,787	1,787
Percent leased (3)	90.5%	91.1%	90.5%	91.1%
Rental income (4)	$7,938	$8,072	$15,848	$16,025
Property net operating income (NOI) (5)	$4,796	$5,148	$9,806	$10,318
NOI % growth	-6.8%		-5.0%

Metro Austin, TX:
Properties	26	26	26	26
Total sq. ft.	2,807	2,807	2,807	2,807
Percent leased (3)	92.4%	85.3%	92.4%	85.3%
Rental income (4)	$10,862	$9,749	$20,953	$19,472
Property net operating income (NOI) (5)	$5,469	$4,544	$10,610	$9,302
NOI % growth	20.4%		14.1%

Other Markets:
Properties	196	196	196	196
Total sq. ft.	17,250	17,250	17,250	17,250
Percent leased (3)	90.8%	91.6%	90.8%	91.6%
Rental income (4)	$62,706	$62,299	$125,883	$125,139
Property net operating income (NOI) (5)	$37,467	$39,787	$76,344	$78,691
NOI % growth	-5.8%		-3.0%

Total:
Properties	367	367	367	367
Total sq. ft.	43,745	43,745	43,745	43,745
Percent leased (3)	93.8%	94.0%	93.8%	94.0%
Rental income (4)	$171,746	$171,557	$342,846	$338,111
Property net operating income (NOI) (5)	$105,393	$108,581	$211,245	$212,029
NOI % growth	-2.9%		-0.4%

(1)             Based on properties owned continuously since 4/1/2005 and excludes properties classified in discontinued operations.

(2)             Based on properties owned continuously since 1/1/2005 and excludes properties classified in discontinued operations.

(3)             Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)             Includes some triple net lease rental income.

(5)             Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

SUMMARY OF EQUITY INVESTMENTS IN FORMER SUBSIDIARIES
(dollars in thousands)

	As of the Three Months Ended
	6/30/2006	3/31/2006 (1)	12/31/2005 (2)	9/30/2005	6/30/2005
Common shares owned by HRP:
Hospitality Properties Trust	—	—	4,000,000	4,000,000	4,000,000
Senior Housing Properties Trust	—	—	7,710,738	8,660,738	8,660,738

Percent owned by HRP:
Hospitality Properties Trust	—%	—%	5.6%	5.6%	5.6%
Senior Housing Properties Trust	—%	—%	10.7%	12.6%	12.6%

Percent of HRP’s total assets (book value):
Hospitality Properties Trust	—%	—%	1.9%	1.9%	2.0%
Senior Housing Properties Trust	—%	—%	1.8%	2.1%	2.1%
Total	—%	—%	3.7%	4.0%	4.1%

Carrying book value on HRP’s balance sheet:
Hospitality Properties Trust	$—	$—	$99,345	$99,719	$100,875
Senior Housing Properties Trust	—	—	94,952	105,779	106,780
Total	$—	$—	$194,297	$205,498	$207,655

Market value of shares owned by HRP:
Hospitality Properties Trust	$—	$—	$160,400	$171,440	$176,280
Senior Housing Properties Trust	—	—	130,389	164,554	163,775
Total	$—	$—	$290,789	$335,994	$340,055

	For the Three Months Ended		For the Six Months Ended
	6/30/2006	6/30/2005	6/30/2006 (1)	6/30/2005
Equity in earnings of equity investments:
Hospitality Properties Trust	$—	$1,218	$1,624	$2,791
Senior Housing Properties Trust	—	1,834	1,512	3,655
	$—	$3,052	$3,136	$6,446

EBITDA from equity investments:
Hospitality Properties Trust	$—	$4,254	$4,774	$8,400
Senior Housing Properties Trust	—	4,644	3,672	9,268
	$—	$8,898	$8,446	$17,668

FFO from equity investments:
Hospitality Properties Trust	$—	$4,155	$3,703	$7,569
Senior Housing Properties Trust	—	3,200	2,723	6,467
	$—	$7,355	$6,426	$14,036

Cash distributions from equity investments:
Hospitality Properties Trust	$—	$2,880	$2,920	$5,760
Senior Housing Properties Trust	—	2,772	2,467	5,543
	$—	$5,652	$5,387	$11,303

(1)             In March 2006, we sold all 4,000,000 shares of Hospitality Properties Trust in an underwritten public offering for $179,000 ($175,269 net of commissions and other expenses) and we recognized a gain of $77,221, and we sold all 7,710,738 shares of Senior Housing Properties Trust in an underwritten public offering for $135,709 ($133,064 net of commissions and other expenses) and we recognized a gain of $39,066.

(2)             In December 2005, we sold 950,000 shares of Senior Housing Properties Trust in an underwritten public offering for $17,955 ($16,976 net of commissions and other expenses) and we recognized a gain of $5,522.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

DEBT SUMMARY
(dollars in thousands)

	Coupon	Interest	Principal		Maturity	Due at	Years to
	Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt Six properties in Minneapolis, MN	7.020%	7.020%	$16,175		2/1/2008	$15,724	1.6
Secured debt Two properties in Richland, WA	8.000%	8.000%	4,355		11/15/2008	1,004	2.4
Secured debt One property in Buffalo, NY	5.170%	5.170%	3,904		1/1/2009	134	2.5
Secured debt See note (2)	6.814%	7.842%	244,229		1/31/2011	225,547	4.6
Secured debt One property in Bannockburn, IL	8.050%	5.240%	25,347		6/1/2012	22,719	5.9
Secured debt Two properties in Rochester, NY	6.000%	6.000%	5,409		10/11/2012	4,507	6.3
Secured debt One property in Macon, GA	4.950%	6.280%	14,061		5/11/2014	11,930	7.9
Secured debt One property in Syracuse, NY	7.310%	6.030%	4,585		1/1/2022	—	15.5
Secured debt One property in Syracuse, NY	7.850%	6.030%	2,227		1/1/2022	—	15.5
Secured debt 23 properties in Atlanta, GA (3)	8.500%	5.070%	29,208		4/11/2028	4,937	21.8
Secured debt One property in Philadelphia, PA (4)	6.794%	7.383%	42,343		1/1/2029	2,478	22.5
Total / weighted average secured fixed rate debt	6.956%	7.246%	$391,843			$288,980	8.1

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 65 bps) (5)	5.399%	5.399%	$280,000		4/28/2009	$280,000	2.8
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (6)	5.629%	5.629%	400,000		3/16/2011	400,000	4.7
Total / weighted average unsecured floating rate debt	5.534%	5.534%	$680,000			$680,000	3.9

Unsecured Fixed Rate Debt:
Senior notes due 2010	8.875%	9.000%	$30,000		8/1/2010	$30,000	4.1
Senior notes due 2010	8.625%	8.770%	20,000		10/1/2010	20,000	4.3
Senior notes due 2012	6.950%	7.179%	200,000		4/1/2012	200,000	5.8
Senior notes due 2013	6.500%	6.693%	200,000		1/15/2013	200,000	6.6
Senior notes due 2014	5.750%	5.828%	250,000		2/15/2014	250,000	7.6
Senior notes due 2015	6.400%	6.601%	200,000		2/15/2015	200,000	8.6
Senior notes due 2015	5.750%	5.790%	250,000		11/1/2015	250,000	9.3
Senior notes due 2016	6.250%	6.470%	400,000		8/15/2016	400,000	10.1
Total / weighted average unsecured fixed rate debt	6.312%	6.473%	$1,550,000			$1,550,000	8.2

Total / weighted average unsecured debt	6.075%	6.186%	$2,230,000			$2,230,000	6.9

Total / weighted average secured fixed rate debt	6.956%	7.246%	$391,843			$288,980	8.1
Total / weighted average unsecured floating rate debt	5.534%	5.534%	680,000			680,000	3.9
Total / weighted average unsecured fixed rate debt	6.312%	6.473%	1,550,000			1,550,000	8.2
Total / weighted average debt	6.207%	6.345%	$2,621,843	(7)		$2,518,980	7.1

(1)             Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)             Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.

(3)             The loan becomes prepayable on 1/11/2008.  On 4/11/2008, the interest rate increases to at least 13.5% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2008.

(4)             The loan becomes prepayable on 1/31/2011.  On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2011.

(5)             Interest rate is weighted average based on amounts outstanding during 2006.  Interest rate on amounts outstanding at 6/30/06, is 5.8%.

(6)             The notes become prepayable, at par, on September 16, 2006.  Interest rate is weighted average based on amounts outstanding during 2006.  Interest rate on amounts outstanding at 6/30/06, is 5.9%.

(7)             Total debt as of 6/30/2006, net of unamortized premiums and discounts, equals $2,611,077.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

DEBT MATURITY SCHEDULE
(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured		Weighted
	Fixed Rate	Floating	Fixed		Average
Year	Debt	Rate Debt	Rate Debt	Total (1)	Interest Rate
2006	$4,406	$—	$—	$4,406	6.8%
2007	9,402	—	—	9,402	6.9%
2008	25,507	—	—	25,507	7.0%
2009	6,957	280,000	—	286,957	5.4%
2010	7,319	—	50,000	57,319	8.5%
2011	228,854	400,000	—	628,854	6.1%
2012	29,990	—	200,000	229,990	7.0%
2013	2,603	—	200,000	202,603	6.5%
2014	14,505	—	250,000	264,505	5.7%
2015	2,658	—	450,000	452,658	6.0%
2016 and thereafter	59,642	—	400,000	459,642	6.4%
Total	$391,843	$680,000	$1,550,000	$2,621,843	6.2%

Percent	15.0%	25.9%	59.1%	100.0%

(1)             Total debt as of 6/30/2006, net of unamortized premiums and discounts, equals $2,611,077.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

As of and For the Three Months Ended
6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
Leverage Ratios:

Total debt / total assets	48.0%	46.9%	47.3%	45.3%	46.1%
Total debt / gross book value of real estate assets (1)	45.4%	44.8%	46.7%	44.8%	45.7%
Total debt / gross book value of real estate assets plus
equity investments in former subsidiaries (1)	45.4%	44.8%	45.1%	43.1%	43.9%
Total debt / total market capitalization	47.5%	46.2%	48.4%	42.7%	43.4%
Total debt / total book capitalization	49.5%	48.4%	48.8%	46.8%	47.6%
Secured debt / total assets	7.2%	7.1%	7.0%	6.7%	8.7%
Variable rate debt / total debt	26.0%	23.6%	24.0%	29.8%	25.4%
Variable rate debt / total assets	12.5%	11.1%	11.4%	13.5%	11.7%

Coverage Ratios:

EBITDA / interest expense	2.7	x	2.9	x	3.0	x	3.3	x	3.2	x
EBITDA / interest expense + preferred distributions	2.2	x	2.3	x	2.3	x	2.5	x	2.4	x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	44.4%	43.6%	44.1%	42.2%	43.1%
Secured debt / adjusted total assets (maximum 40%)	6.6%	6.6%	6.6%	6.3%	8.1%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.9x	3.0x	3.0x	3.2x	3.1x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	224.8%	229.6%	226.5%	239.0%	233.0%

(1)             Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment write-downs, if any.

(2)             Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and gains and losses on sales of assets, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS
(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
Tenant improvements (TI)	$14,641	$15,168	$23,436	$27,829	$21,315
Leasing costs (LC)	9,692	5,050	7,124	4,617	7,588
Total TI and LC	24,333	20,218	30,560	32,446	28,903

Recurring building improvements (1)	6,254	5,615	8,986	7,044	1,821
Development, redevelopment and other activities (2)	4,820	2,687	3,458	4,674	5,396
Total capital improvements, including TI and LC	$35,407	$28,520	$43,004	$44,164	$36,120

Sq. ft. beginning of period	56,835	55,035	54,132	52,792	44,151
Sq. ft. end of period	58,029	56,835	55,035	54,132	52,792
Average sq. ft. during period	57,432	55,935	54,584	53,462	48,472

Recurring building improvements per average sq. ft. during period	$0.11	$0.10	$0.16	$0.13	$0.04

(1)             Building improvements generally include recurring expenditures that are necessary to maintain the value of our properties.

(2)             Development, redevelopment and other activities generally include non-recurring expenditures that increase the value of our properties.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

2006 ACQUISITIONS AND DISPOSITIONS INFORMATION
(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

Jan-06	Liverpool and Rochester, NY	Office	12	459	$51,600	$112.42	9.6%	3.5	92.5%	Element K Press, LLC
Mar-06	Dewitt, Fairport, Liverpool, Pittsford, Sherburne and Syracuse, NY	Office	23	1,368	150,000	109.65	8.8%	6.4	87.8%	Manning and Napier Advisors, Inc.
	Q1 2006 Total / Weighted Average		35	1,827	201,600	110.34	9.0%	5.8	88.9%

Apr-06	Winchester, VA	Industrial	1	308	14,735	47.84	9.1%	7.0	100.0%	Trex Company, Inc.
Apr-06	Macon, GA	Office	1	196	24,146	123.19	9.7%	4.7	98.9%	Ikon Office Solutions, Inc.
May-06	Columbia, SC	Office	8	538	51,100	94.98	9.3%	4.5	93.3%	State of South Carolina
Jun-06	Carmel, IN	Office	1	72	6,575	91.32	9.3%	3.2	87.6%	New York Life Insurance Co.
Jun-06	Blue Ash, OH	Office	1	93	8,700	93.55	9.9%	5.9	94.0%	First Data Government Solutions, Inc.

	Q2 2006 Total / Weighted Average		12	1,207	105,256	87.20	9.4%	4.8	95.6%

	Total / Weighted Average		47	3,034	$306,856	$101.14	9.2%	5.5	91.6%

Dispositions:

Sale
Price
								Original	Multiple
						Original	Sale	Purchase	of Original	Book
Date		Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase	Gain
Sold	Location	Industrial	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price	on Sale

There were no dispositions during the six months ended June 30, 2006.

(1)             Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.

(2)             Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price.

(3)             Average remaining lease term based on rental income as of the date acquired.

(4)             Percent leased as of the date acquired.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

2006 FINANCING ACTIVITIES

(amounts in thousands)

	For the Three Months Ended
	6/30/2006	3/31/2006

Debt Transactions (1):
New debt raised	$—	$400,000
New debt assumed as part of acquisitions	13,053	7,532
Total new debt	13,053	407,532

Debt retired	—	(350,000)
Net debt	$13,053	$57,532

Equity Transactions:
New common shares issued	—	—
New common equity raised, net	$—	$—

New preferred shares issued	—	6,000
New preferred equity raised, net	—	145,015
Total new equity	$—	$145,015

Preferred equity retired	—	(200,000)
Net equity	$—	$(54,985)

(1)             Excludes drawings and repayments on our revolving credit facility.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET)

(sq. ft. in thousands)

	Metro	Metro		Metro		Metro	Metro
	Philadelphia, PA	Washington, DC	Oahu, HI	Boston, MA	Southern California	Atlanta, GA	Austin, TX	Other Markets	Total
Square Feet (1):
Office	5,448	2,645	—	2,737	1,444	2,127	1,491	18,010	33,902
Industrial	—	—	17,929	—	—	—	1,316	4,882	24,127
Total	5,448	2,645	17,929	2,737	1,444	2,127	2,807	22,892	58,029

CBD	4,597	892	158	523	331	—	186	4,799	11,486
Suburban	851	1,753	17,771	2,214	1,113	2,127	2,621	18,093	46,543
Total	5,448	2,645	17,929	2,737	1,444	2,127	2,807	22,892	58,029

U.S. Government and other government tenants (2)	11	1,373	—	211	509	668	15	2,863	5,650
Medical related tenants (2)	972	354	—	1,014	632	159	400	2,705	6,236
Land leases (2)	—	—	17,440	—	—	—	—	—	17,440
Other investment grade tenants (2)(3)	1,886	98	—	878	35	167	396	6,062	9,522
Other tenants (2)	2,079	729	7	548	238	873	1,782	9,201	15,457
Vacant	500	91	482	86	30	260	214	2,061	3,724
Total	5,448	2,645	17,929	2,737	1,444	2,127	2,807	22,892	58,029

Percent by Major Market:
Office	16%	8%	0%	8%	4%	6%	4%	54%	100%
Industrial	0%	0%	74%	0%	0%	0%	6%	20%	100%
Total	9%	4%	31%	5%	3%	4%	5%	39%	100%

CBD	40%	8%	1%	4%	3%	0%	2%	42%	100%
Suburban	2%	4%	38%	5%	2%	4%	6%	39%	100%
Total	9%	4%	31%	5%	3%	4%	5%	39%	100%

U.S. Government and other government tenants	0%	24%	0%	4%	9%	12%	0%	51%	100%
Medical related tenants	16%	6%	0%	16%	10%	3%	6%	43%	100%
Land leases	0%	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (3)	20%	1%	0%	9%	0%	2%	4%	64%	100%
Other tenants	13%	5%	0%	3%	1%	6%	12%	60%	100%
Vacant	13%	2%	13%	2%	1%	7%	6%	56%	100%
Total	9%	4%	31%	5%	3%	4%	5%	39%	100%

Percent by Property Type and Tenant:
Office	100%	100%	0%	100%	100%	100%	53%	79%	58%
Industrial	0%	0%	100%	0%	0%	0%	47%	21%	42%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

CBD	84%	34%	1%	19%	23%	0%	7%	21%	20%
Suburban	16%	66%	99%	81%	77%	100%	93%	79%	80%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	52%	0%	8%	35%	31%	1%	13%	10%
Medical related tenants	18%	13%	0%	37%	44%	8%	14%	12%	11%
Land leases	0%	0%	97%	0%	0%	0%	0%	0%	30%
Other investment grade tenants (3)	35%	4%	0%	32%	2%	8%	14%	26%	16%
Other tenants	38%	28%	0%	20%	17%	41%	63%	40%	27%
Vacant	9%	3%	3%	3%	2%	12%	8%	9%	6%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1)                Excludes properties classified in discontinued operations.

(2)                Sq. ft. is pursuant to signed leases as of 6/30/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)                Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET
(ANNUALIZED RENTAL INCOME)

(dollars in thousands)

	Metro	Metro		Metro		Metro	Metro
	Philadelphia, PA	Washington, DC	Oahu, HI	Boston, MA	Southern California	Atlanta, GA	Austin, TX	Other Markets	Total
Annualized Rental Income (1):
Office	$124,642	$79,236	$—	$60,769	$49,725	$36,305	$28,282	$311,166	$690,125
Industrial	—	—	58,988	—	—	—	15,140	40,750	114,878
Total	$124,642	$79,236	$58,988	$60,769	$49,725	$36,305	$43,422	$351,916	$805,003

CBD	$113,379	$35,448	$1,116	$19,825	$21,315	$—	$5,066	$88,066	$284,215
Suburban	11,263	43,788	57,872	40,944	28,410	36,305	38,356	263,850	520,788
Total	$124,642	$79,236	$58,988	$60,769	$49,725	$36,305	$43,422	$351,916	$805,003

U.S. Government and other government tenants	$233	$40,701	$—	$5,161	$10,273	$13,973	$227	$50,648	$121,216
Medical related tenants	20,523	12,873	—	21,418	33,097	3,360	9,986	49,993	151,250
Land leases	—	—	58,838	—	—	—	—	—	58,838
Other investment grade tenants (2)	49,290	3,820	—	17,006	997	2,738	5,488	110,032	189,371
Other tenants	54,596	21,842	150	17,184	5,358	16,234	27,721	141,243	284,328
Total	$124,642	$79,236	$58,988	$60,769	$49,725	$36,305	$43,422	$351,916	$805,003

Percent by Major Market:
Office	18%	11%	0%	9%	7%	5%	4%	46%	100%
Industrial	0%	0%	51%	0%	0%	0%	13%	36%	100%
Total	15%	10%	7%	8%	6%	5%	5%	44%	100%

CBD	40%	12%	0%	7%	7%	0%	2%	32%	100%
Suburban	2%	8%	11%	8%	5%	7%	7%	52%	100%
Total	15%	10%	7%	8%	6%	5%	5%	44%	100%

U.S. Government and other government tenants	0%	34%	0%	4%	8%	12%	0%	42%	100%
Medical related tenants	14%	9%	0%	14%	22%	2%	7%	32%	100%
Land leases	0%	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	26%	2%	0%	9%	1%	1%	3%	58%	100%
Other tenants	19%	8%	0%	6%	2%	6%	10%	49%	100%
Total	15%	10%	7%	8%	6%	5%	5%	44%	100%

Percent by Property Type and Tenant:
Office	100%	100%	0%	100%	100%	100%	65%	88%	86%
Industrial	0%	0%	100%	0%	0%	0%	35%	12%	14%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

CBD	91%	45%	2%	33%	43%	0%	12%	25%	35%
Suburban	9%	55%	98%	67%	57%	100%	88%	75%	65%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	51%	0%	8%	21%	38%	1%	14%	15%
Medical related tenants	16%	16%	0%	35%	66%	9%	23%	14%	19%
Land leases	0%	0%	100%	0%	0%	0%	0%	0%	7%
Other investment grade tenants (2)	40%	5%	0%	28%	2%	8%	13%	31%	24%
Other tenants	44%	28%	0%	29%	11%	45%	63%	41%	35%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1)                Annualized rental income is rents pursuant to signed leases as of 6/30/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.  Excludes rents from properties classified in discontinued operations.

(2)                Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2006

SUMMARY OF PROPERTIES BY MAJOR MARKET

(sq. ft. in thousands)

	As of 6/30/2006			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (1)	Rental Income (1)
Metro Philadelphia, PA	21	5,448	9.4%	$124,642	15.5%
Metro Washington, DC	20	2,645	4.6%	79,236	9.8%
Oahu, HI	56	17,929	30.9%	58,988	7.3%
Metro Boston, MA	36	2,737	4.7%	60,769	7.5%
Southern California	24	1,444	2.5%	49,725	6.2%
Metro Atlanta, GA	41	2,127	3.7%	36,305	4.5%
Metro Austin, TX	26	2,807	4.8%	43,422	5.4%
Other markets	263	22,892	39.4%	351,916	43.8%
Total	487	58,029	100.0%	$805,003	100.0%

	Percent NOI For the Three Months Ended (2)
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
Metro Philadelphia, PA	14.1%	14.3%	15.5%	16.4%	18.7%
Metro Washington, DC	10.1%	10.6%	11.6%	11.1%	11.2%
Oahu, HI	10.2%	9.7%	10.8%	10.1%	8.3%
Metro Boston, MA	8.2%	8.5%	8.6%	8.8%	8.8%
Southern California	6.7%	7.1%	7.4%	7.6%	6.9%
Metro Atlanta, GA	4.3%	4.7%	4.8%	4.8%	4.9%
Metro Austin, TX	4.5%	4.4%	4.0%	3.8%	4.1%
Other markets	41.9%	40.7%	37.3%	37.4%	37.1%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)             Annualized rental income is rents pursuant to signed leases as of 6/30/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization and rents from properties classified in discontinued operations.

(2)             NOI, or property net operating income, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.  NOI for the three months ended 6/30/2006 and 3/31/2006 excludes properties classified in discontinued operations; prior periods reflect amounts previously reported and excludes retroactive adjustments for properties reclassified to discontinued operations in the current period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

LEASING SUMMARY
(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended (1)
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
Properties	487	474	442	434	415
Total sq. ft. (2)	58,029	56,835	55,035	54,132	52,792
Percentage leased	93.6%	93.4%	94.3%	93.9%	94.1%

Leasing Activity (sq. ft.):
New leases	629	606	538	512	573
Renewals	1,343	1,160	774	404	726
Total	1,972	1,766	1,312	916	1,299

% Change in GAAP Rent (3):
New leases	8%	-4%	-2%	-6%	12%
Renewals	3%	4%	13%	-4%	0%
Weighted average by sq. ft.	5%	2%	5%	-5%	5%

Capital Commitments (4):
New leases	$10,975	$8,966	$9,681	$10,384	$12,658
Renewals	15,116	9,944	3,738	2,834	2,589
Total	$26,091	$18,910	$13,419	$13,218	$15,247

Capital Commitments per Sq. Ft. (4):
New leases	$17.45	$14.80	$17.99	$20.28	$22.09
Renewals	$11.26	$8.57	$4.83	$7.01	$3.57
Total	$13.23	$10.71	$10.23	$14.43	$11.74

Weighted Average Lease Term by Sq. Ft. (years):
New leases	6.2	6.9	7.3	6.3	7.4
Renewals	8.9	11.7	11.4	5.5	3.1
Total	8.0	10.3	9.4	5.9	4.9

Capital Commitments per Sq. Ft. per Year:
New leases	$2.81	$2.14	$2.46	$3.22	$2.99
Renewals	$1.26	$0.73	$0.42	$1.28	$1.15
Total	$1.65	$1.04	$1.09	$2.45	$2.40

(1)             Results as of and for the three months ended 6/30/2006 and 3/31/2006 excludes properties classified in discontinued operations; prior periods reflect amounts previously reported and excludes retroactive adjustments for properties reclassified to discontinued operations in the current period.

(2)             Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(3)             Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(4)             Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET
(3 MONTHS ENDED 6/30/2006)
(dollars and sq. ft. in thousands)

		Sq. Ft. Leases Executed During
		Three Months Ended 6/30/2006 (1)
	Total Sq. Ft.
	As of
Property Type/Market	6/30/2006 (1)	New	Renewals	Total
Office	33,902	483	729	1,212
Industrial	24,127	146	614	760
Total	58,029	629	1,343	1,972

CBD	11,486	202	186	388
Suburban	46,543	427	1,157	1,584
Total	58,029	629	1,343	1,972

Metro Philadelphia, PA	5,448	138	46	184
Metro Washington, DC	2,645	35	93	128
Oahu, HI	17,929	55	241	296
Metro Boston, MA	2,737	4	27	31
Southern California	1,444	3	18	21
Metro Atlanta, GA	2,127	19	36	55
Metro Austin, TX	2,807	50	9	59
Other markets	22,892	325	873	1,198
Total	58,029	629	1,343	1,972

	Sq. Ft. Leased
	As of	3/31/2006		New and	Acquisitions /	As of	6/30/2006
	3/31/2006	% Leased (2)	Expired	Renewals	(Sales)	6/30/2006 (1)	% Leased
Office	30,227	91.6%	(1,252)	1,212	846	31,033	91.5%
Industrial	22,876	96.0%	(672)	760	308	23,272	96.5%
Total	53,103	93.4%	(1,924)	1,972	1,154	54,305	93.6%

CBD	10,598	92.3%	(374)	388	—	10,612	92.4%
Suburban	42,505	93.7%	(1,550)	1,584	1,154	43,693	93.9%
Total	53,103	93.4%	(1,924)	1,972	1,154	54,305	93.6%

Metro Philadelphia, PA	4,985	91.5%	(221)	184	—	4,948	90.8%
Metro Washington, DC	2,524	95.4%	(97)	128	—	2,555	96.6%
Oahu, HI	17,404	97.0%	(253)	296	—	17,447	97.3%
Metro Boston, MA	2,650	96.8%	(31)	31	—	2,650	96.8%
Southern California	1,411	97.7%	(18)	21	—	1,414	97.9%
Metro Atlanta, GA	1,860	87.4%	(48)	55	—	1,867	87.8%
Metro Austin, TX	2,549	90.8%	(15)	59	—	2,593	92.4%
Other markets	19,720	90.9%	(1,241)	1,198	1,154	20,831	91.0%
Total	53,103	93.4%	(1,924)	1,972	1,154	54,305	93.6%

(1)             Excludes sq. ft. from properties classified in discontinued operations.

(2)             Based on total sq. ft. as of March 31, 2006; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET
(6 MONTHS ENDED 6/30/2006)
(dollars and sq. ft. in thousands)

		Sq. Ft. Leases Executed During
		Six Months Ended 6/30/2006 (1)
	Total Sq. Ft.
	As of
Property Type/Market	6/30/2006 (1)	New	Renewals	Total
Office	33,902	816	1,672	2,488
Industrial	24,127	419	831	1,250
Total	58,029	1,235	2,503	3,738

CBD	11,486	314	708	1,022
Suburban	46,543	921	1,795	2,716
Total	58,029	1,235	2,503	3,738

Metro Philadelphia, PA	5,448	178	440	618
Metro Washington, DC	2,645	56	167	223
Oahu, HI	17,929	286	401	687
Metro Boston, MA	2,737	80	344	424
Southern California	1,444	11	33	44
Metro Atlanta, GA	2,127	62	81	143
Metro Austin, TX	2,807	82	23	105
Other markets	22,892	480	1,014	1,494
Total	58,029	1,235	2,503	3,738

	Sq. Ft. Leased
	As of	12/31/2005		New and	Acquisitions /	As of	6/30/2006
	12/31/2005	% Leased (2)	Expired	Renewals	(Sales) (3)	6/30/2006 (1)	% Leased
Office	28,931	92.5%	(2,777)	2,488	2,391	31,033	91.5%
Industrial	22,952	96.6%	(1,238)	1,250	308	23,272	96.5%
Total	51,883	94.3%	(4,015)	3,738	2,699	54,305	93.6%

CBD	10,698	92.9%	(1,108)	1,022	—	10,612	92.4%
Suburban	41,185	94.6%	(2,907)	2,716	2,699	43,693	93.9%
Total	51,883	94.3%	(4,015)	3,738	2,699	54,305	93.6%

Metro Philadelphia, PA	5,064	93.0%	(734)	618	—	4,948	90.8%
Metro Washington, DC	2,538	95.9%	(206)	223	—	2,555	96.6%
Oahu, HI	17,481	97.8%	(721)	687	—	17,447	97.3%
Metro Boston, MA	2,654	97.0%	(428)	424	—	2,650	96.8%
Southern California	1,414	97.9%	(44)	44	—	1,414	97.9%
Metro Atlanta, GA	1,947	89.1%	(155)	143	(68)	1,867	87.8%
Metro Austin, TX	2,542	90.6%	(54)	105	—	2,593	92.4%
Other markets	18,243	91.7%	(1,673)	1,494	2,767	20,831	91.0%
Total	51,883	94.3%	(4,015)	3,738	2,699	54,305	93.6%

(1)             Excludes sq. ft. from properties classified in discontinued operations.

(2)             Based on total sq. ft. as of December 31, 2005; excludes acquisitions and effects of space remeasurements during the period.

(3)             Includes properties classified in discontinued operations during the current period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT
(sq. ft. in thousands)

		% of Total	% of Rental
Tenants	Sq. Ft. (1)	Sq. Ft. (1)	Income (2)	Expiration
1 U.S. Government	5,022	9.2%	13.7%	2006 to 2020
2 GlaxoSmithKline plc	607	1.1%	1.8%	2013
3 PNC Financial Services Group	460	0.8%	1.4%	2011, 2021
4 Comcast Corporation	406	0.7%	1.2%	2006, 2008
5 Solectron Corporation	765	1.4%	1.1%	2014
6 Tyco International Ltd	660	1.2%	1.1%	2007, 2017
7 Motorola, Inc.	775	1.4%	1.1%	2006, 2008, 2010
8 The Scripps Research Institute	164	0.3%	1.1%	2019
9 Manugistics, Inc.	283	0.5%	1.1%	2012
10 Ballard Spahr Andrews & Ingersoll, LLP	231	0.4%	1.1%	2008, 2015
11 Westinghouse Electric Corporation	534	1.0%	1.0%	2010, 2011
Total	9,907	18.0%	25.7%

(1)             Sq. ft. is pursuant to signed leases as of 6/30/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.  Excludes sq. ft. from properties classified in discontinued operations.

(2)             Rental income is rents pursuant to signed leases as of 6/30/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization and rents from properties classified in discontinued operations.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2006

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	Total as of 6/30/2006 (1)	2006	2007	2008	2009 and Thereafter
Office:
Total sq. ft.	33,902
Leased sq. ft. (2)	31,033	2,122	2,829	3,132	22,950
Percent	100.0%	6.8%	9.1%	10.1%	74.0%
Annualized rental income (3)	$690,125	$44,236	$62,764	$69,193	$513,932
Percent	100.0%	6.4%	9.1%	10.0%	74.5%

Industrial:
Total sq. ft.	24,127
Leased sq. ft. (2)	23,272	499	1,103	1,384	20,286
Percent	100.0%	2.1%	4.7%	5.9%	87.3%
Annualized rental income (3)	$114,878	$2,774	$7,771	$10,188	$94,145
Percent	100.0%	2.4%	6.8%	8.9%	81.9%

CBD:
Total sq. ft.	11,486
Leased sq. ft. (2)	10,612	508	839	1,239	8,026
Percent	100.0%	4.8%	7.9%	11.7%	75.6%
Annualized rental income (3)	$284,215	$13,815	$22,086	$30,188	$218,126
Percent	100.0%	4.9%	7.8%	10.6%	76.7%

Suburban:
Total sq. ft.	46,543
Leased sq. ft. (2)	43,693	2,113	3,093	3,277	35,210
Percent	100.0%	4.8%	7.1%	7.5%	80.6%
Annualized rental income (3)	$520,788	$33,195	$48,449	$49,193	$389,951
Percent	100.0%	6.4%	9.3%	9.4%	74.9%

Total:
Total sq. ft.	58,029
Leased sq. ft. (2)	54,305	2,621	3,932	4,516	43,236
Percent	100.0%	4.8%	7.2%	8.3%	79.7%
Annualized rental income (3)	$805,003	$47,010	$70,535	$79,381	$608,077
Percent	100.0%	5.8%	8.8%	9.9%	75.5%

(1)             Excludes sq. ft. and rents from properties classified in discontinued operations.

(2)             Sq. ft. is pursuant to signed leases as of 6/30/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)             Annualized rental income is rents pursuant to signed leases as of 6/30/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2006

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	Total as of 6/30/2006 (1)	2006	2007	2008	2009 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,448
Leased sq. ft. (2)	4,948	130	201	671	3,946
Percent	100.0%	2.6%	4.1%	13.6%	79.7%
Annualized rental income (3)	$124,642	$3,633	$3,728	$15,820	$101,461
Percent	100.0%	2.9%	3.0%	12.7%	81.4%
Metro Washington, DC:
Total sq. ft.	2,645
Leased sq. ft. (2)	2,555	159	245	125	2,026
Percent	100.0%	6.2%	9.6%	4.9%	79.3%
Annualized rental income (3)	$79,236	$4,211	$7,181	$3,769	$64,075
Percent	100.0%	5.3%	9.1%	4.8%	80.8%
Oahu, HI:
Total sq. ft.	17,929
Leased sq. ft. (2)	17,447	106	447	495	16,399
Percent	100.0%	0.6%	2.6%	2.8%	94.0%
Annualized rental income (3)	$58,988	$455	$928	$2,358	$55,247
Percent	100.0%	0.8%	1.6%	4.0%	93.6%
Metro Boston, MA
Total sq. ft.	2,737
Leased sq. ft. (2)	2,650	196	304	150	2,000
Percent	100.0%	7.4%	11.5%	5.7%	75.4%
Annualized rental income (3)	$60,769	$5,295	$6,843	$4,146	$44,485
Percent	100.0%	8.7%	11.3%	6.8%	73.2%
Southern California:
Total sq. ft.	1,444
Leased sq. ft. (2)	1,414	147	277	110	880
Percent	100.0%	10.4%	19.6%	7.8%	62.2%
Annualized rental income (3)	$49,725	$3,751	$8,841	$4,814	$32,319
Percent	100.0%	7.5%	17.8%	9.7%	65.0%
Metro Atlanta, GA:
Total sq. ft.	2,127
Leased sq. ft. (2)	1,867	137	130	203	1,397
Percent	100.0%	7.3%	7.0%	10.9%	74.8%
Annualized rental income (3)	$36,305	$2,846	$2,489	$3,868	$27,102
Percent	100.0%	7.8%	6.9%	10.7%	74.6%
Metro Austin, TX:
Total sq. ft.	2,807
Leased sq. ft. (2)	2,593	66	532	154	1,841
Percent	100.0%	2.5%	20.5%	5.9%	71.1%
Annualized rental income (3)	$43,422	$1,139	$8,058	$3,094	$31,131
Percent	100.0%	2.6%	18.6%	7.1%	71.7%
Other markets:
Total sq. ft.	22,892
Leased sq. ft. (2)	20,831	1,680	1,796	2,608	14,747
Percent	100.0%	8.1%	8.6%	12.5%	70.8%
Annualized rental income (3)	$351,916	$25,680	$32,467	$41,512	$252,257
Percent	100.0%	7.3%	9.2%	11.8%	71.7%
Total:
Total sq. ft.	58,029
Leased sq. ft. (2)	54,305	2,621	3,932	4,516	43,236
Percent	100.0%	4.8%	7.2%	8.3%	79.7%
Annualized rental income (3)	$805,003	$47,010	$70,535	$79,381	$608,077
Percent	100.0%	5.8%	8.8%	9.9%	75.5%

(1)             Excludes sq. ft. and rents from properties classified in discontinued operations.

(2)             Sq. ft. is pursuant to signed leases as of 6/30/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)             Annualized rental income is rents pursuant to signed leases as of 6/30/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2006

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Annualized Rental Income Expiring (2)	% of Annualized Rental Income Expiring	Cumulative % of Annualized Rental Income Expiring
2006	2,621	4.8%	$47,010	5.8%	5.8%
2007	3,932	7.2%	70,535	8.8%	14.6%
2008	4,516	8.3%	79,381	9.9%	24.5%
2009	3,586	6.6%	64,494	8.0%	32.5%
2010	5,125	9.4%	90,957	11.3%	43.8%
2011	4,768	8.8%	84,071	10.4%	54.2%
2012	3,458	6.4%	70,803	8.8%	63.0%
2013	2,162	4.0%	40,979	5.1%	68.1%
2014	2,315	4.3%	38,662	4.8%	72.9%
2015	2,408	4.4%	51,835	6.4%	79.3%
2016 and thereafter	19,414	35.8%	166,276	20.7%	100.0%
Total	54,305	100.0%	$805,003	100.0%

Weighted average remaining lease term (in years)	9.6		6.6

(1)             Sq. ft. is pursuant to signed leases as of 6/30/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.  Excludes sq. ft. from properties classified in discontinued operations.

(2)             Annualized   rental income is rents pursuant to signed leases as of 6/30/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization and rents from properties classified in discontinued operations.